DIRECTORS   JOHN C. ATWATER
                      RICHARD J. BRADSHAW
                      MARYELLIE K. MOORE
                      WENDELL G. VAN AUKEN
                      JAMES C. VAN HORNE
                        Chairman
           OFFICERS   JOHN T. PACKARD
                        President
                      DANIEL PIERCE
                        Vice President
                      STEPHEN A. WOHLER
                        Vice President
                      BRUCE H. GOLDFARB
                        Vice President and
                        Assistant Secretary
                      JOHN R. HEBBLE
                        Treasurer
                      MAUREEN E. KANE
                        Vice President and Secretary
                      KATHRYN L. QUIRK
                        Vice President and
                        Assistant Secretary

         INVESTMENT   Scudder Kemper Investments, Inc.
            MANAGER   101 California Street, Suite 4100
                      San Francisco, CA 94111
           TRANSFER   EquiServe
              AGENT   P.O. Box 8200
                      Boston, MA 02266-8200
          CUSTODIAN   Chase Manhattan Bank, N.A.
                      4 Chase Metro Tech Center
                      18th Floor
                      Brooklyn, NY 11245
      LEGAL COUNSEL   Howard, Rice, Nemerovski,
                        Canady, Falk & Rabkin
                      Three Embarcadero Center
                      Seventh Floor
                      San Francisco, CA 94111

        INDEPENDENT   Ernst & Young LLP
           AUDITORS   200 Clarendon Street
                      Boston, MA 02116




                                   ----------
                                   MONTGOMERY
                                   ----------

                                   MONTGOMERY
                                     STREET
                                     INCOME
                                   SECURITIES

                                     -----
                                       2
                                     -----


                               Semiannual Report
                                 June 30, 1999


SCUDDER

                                               101 California Street, Suite 4100
                                                        San Francisco, CA  94111
                                                                  (415) 981-8191

Dear Stockholder:

The investments of Montgomery Street Income Securities, Inc. (the "Fund") produced a total return based on net asset value (NAV) of -1.22% for the quarter ended June 30, 1999. The total NAV return of the Fund underperformed the unmanaged Lehman Brothers Aggregate Bond Index, an index we use for comparative purposes, which had a total return of -0.88% for the quarter. The June 30, 1999 NAV per share was $19.38 vs. $19.98 at the end of the first quarter, reflecting a downward bias in bond prices that more than offset income earned during the quarter. The market price of the Fund's shares, which trade on the New York Stock Exchange, was $17.69 per share at the end of June, which compared with $19.13 at the end of March, 1999. The market price discount of the shares as a percentage of the NAV rose to almost 9% at quarter-end.

On July 16, 1999, the Board of Directors declared a $0.34 dividend payable on July 30, 1999, to shareholders of record on July 20, 1999.

The Market and Economic Conditions

Following a first quarter in which "riskier" fixed-income sectors performed well, the second quarter proved to be more troublesome for investors. Mortgages, corporates, and asset-backed securities all underperformed U.S. Treasuries. As in the first quarter, interest rates rose across the yield curve, with yields on some long Treasury issues topping 6.5% in late June. Most economic measures pointed to continued robust domestic growth, with Gross Domestic Product (GDP) still on pace for 4% annual growth. The labor markets remained tight, and consumer sentiment and spending stayed strong. Inflation, a constant source of concern for the bond markets, showed enough of an increase to weigh on investors' minds. This was evidenced by a particularly strong Consumer Price Index (CPI) figure released in April, as well as rising oil prices throughout the period.

Investors' perceptions about Federal Reserve policies shifted as the quarter progressed. Two-year Treasury notes yielded as little as 15 basis points over the Federal Funds rate early in the quarter, a signal that the market did not expect a rate hike any time soon. Given the aforementioned economic strength and uptick in inflation, this spread increased to almost 100 basis points by late June. The Federal Reserve validated the market's concern by raising short-term interest rates by 25 basis points, to 5%, on the last day of the quarter. The graph on page 3 illustrates the increase in interest rates across the most liquid Treasury issues, with intermediate yields rising by over one-half of one percent.

In the first quarter, the corporate, mortgage and asset-backed sectors of the bond market rebounded admirably from 1998's abysmal performance. However, investors' complacency with these riskier sectors did not last long. Yield spreads began to widen in May relative to U.S. Treasuries, as the corporate bond market was faced with a deluge of new issues. Many corporations sought to complete their financing needs early in the year in anticipation of Year 2000-related illiquidity. With many Wall Street firms enjoying a profitable year, they had little appetite to boost their inventories. This, combined with a risk-averse investor base, drove yield spreads to levels approaching those of last fall.

The cheapening of the corporate sector extended to the mortgage market, which was faced with its own set of problems. As interest rates rose, the durations of mortgage-backed securities, which were estimated to be very short last year, began to lengthen. This adjustment engendered more selling of mortgages. As a result, both corporates and mortgages produced negative excess returns versus Treasuries for the second quarter. The Fund's overweighting of these positions contributed to its underperformance for the quarter.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE

                            U.S. Treasury Yield Curve

LINE CHART DATA:
-----------------------------

              Yield to Maturity (%)
           -------------------------
           Fed Funds        Fed Funds
            6/30/99          3/31/99
            -------          -------

            4.763             4.47
            5.03              4.52
            5.05              4.71
            5.52              4.98
            5.54              5
            5.65              5.1
            5.79              5.23
            5.97              5.62

The following graph shows the yield advantage of ten-year A-rated industrial bonds over ten-year Treasury notes. Wider spreads indicate the relative attractiveness of corporate issues. As illustrated, events of the second quarter pushed spreads back near the wide levels of last fall. While 1998's yield spread widening was ignited by a global financial crisis and subsequent flight-to-quality, this year's widening is more technical in nature, primarily attributable to the onset of Year 2000 fears and an imbalance of supply and demand. The fundamental financial shape of the corporate, mortgage and asset-backed sectors remains sound.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE

 The Yield Advantage of 10-Year Industrial vs. 10-Year Treasury in basis points

LINE CHART DATA:

-----------------------------

              69
              69
              58
              62
              67
              63
     1995     60
              58
              49
              65
              58
              57
              58
              61
              59
              65
              60
              58
      1996    58
              59
              60
              55
              56
              59
              58
              58
              58
              60
              59
              58
      1997    54
              62
              50
              48
              46
              46
              46
              48
              51
              72
              75
              75
      1998    72
              67
              60
              70
              84
              82
              95
             115
             135
             105
             120
              95
      1999   100
              98
              90
             100
             115
             124

Corporate earnings continue to be strong and the economy has shown little sign of slowing and, thus, we feel that yield spreads have widened to levels that are very attractive on a historical basis. Corporate bonds have the most value when their yield advantage is wide, and the prospects for the economy are for steady and profitable economic growth. This is consistent with our economic outlook. As seen from the chart, the yield advantage of corporate over Treasury issues, although narrower than last October, is still attractively wide on a historical basis.

The Portfolio

The duration of the portfolio as of June 30 was 5.7 years,  slightly higher than
5.5 years at the end of the first quarter. (Duration is a measure of the portfolio's sensitivity to interest rates. If interest rates were to rise by 1%, the value of a portfolio with a duration of 5.1 years would decline by about 5.1%.) Much of the increase in duration was attributable to the lengthening of the Fund's mortgage holdings as the average maturity of the portfolio actually declined from 9.6 years to 9.1 years. In early May, the leveraged amount was increased to roughly 10% of the portfolio, again with the use of mortgage dollar rolls. The average yield advantage to the Fund over its cost of funds was 2.74%, resulting in about $0.01 per share in income. We continue to feel that short to intermediate corporate securities represent compelling value and seek to add corporate bond exposure in this area. As leverage was increased, the duration of the portfolio was reduced slightly to lower the overall interest rate sensitivity of the portfolio.

The pie chart below shows the portfolio's sector weightings at the end of June. Corporate securities represented 71% of the Fund, up from 68% as of March 31, 1999. The remainder of the portfolio consisted of government agency-backed mortgages, asset-backed securities, and U.S. Treasuries. Proceeds generated with the additional leverage were used to add domestic, high quality corporate and high yield securities, primarily in the short-intermediate sector. New investment grade issues purchased included: Conoco, Inc., Comdisco, Inc., Sprint Capital Corporation, TRW, Inc., and Wachovia Corporation. In the high yield sector, Intermedia Communications, Level 3 Communications, Chancellor Media, Harrah's, Lyondell Chemical, and Lear were added. Issues sold during the quarter included: Cox Communications Inc., Newport News Shipbuilding Inc., Equistar Chemicals, Ensco International Inc., Federal Mogul Corporation, and Hutchison Whampoa Limited. The net result of the transactions was a decline of roughly three years in average maturity, and a slight decline in weighted average quality.

Sector Distribution
---------------------------
Asset-Backed           3.0%
Industrial            42.3%
Utility               10.3%
Finance               18.4%
Mortgage              22.8%
Treasury               3.1%
Cash                   0.1%
---------------------------
                     100.0%
---------------------------

THE PRINTED DOCUMENT CONTAINS A PIE CHART HERE WITH DATA FROM THE ABOVE CHART.


The Fund's commitment to energy-related issues was reduced from 11.2% to 9.2%, as the area benefited from strong relative performance attributable to a rebound in oil prices during the quarter. The Fund also had a significant exposure to cable, media, and telecommunications industries (20.6%) at the end of the quarter. These industries have lagged other industrial credits recently as merger and acquisition-related issuances have caused yield spreads to widen. Nonetheless, the securities in the portfolio should benefit from the good long-term prospects of these global telecommunications firms. Nearly 15% of the Fund was invested in bank and other finance credits, a sector that continues to boast good asset quality and strong balance sheets. This sector has also been affected by a large volume of issuances as issuers seek to boost capital prior to the approach of Y2K.

The Fund's mortgage position declined to 22.8% during the second quarter due to the paydown of existing holdings. During the quarter, the Fund swapped some of its GNMA 7.5% pass-through certificates for FHLMC 7% pass-throughs. These securities were rolled forward (sold, with an agreement to repurchase) to provide the additional leverage for the overall portfolio. Even though the securities were rolled, the Fund did have exposure to their price performance. The performance of the pass-throughs the Fund held was less than that of comparable Treasuries during the quarter.

Quality Breakdown
---------------------------
Gov't/Agency          22.1%
Cash                   0.1%
AAA                    3.9%
AA                     6.3%
A                     13.0%
BBB                   32.2%
BB                    15.5%
B                      6.2%
CCC                    0.7%
---------------------------
                     100.0%
---------------------------

THE PRINTED DOCUMENT CONTAINS A PIE CHART HERE WITH DATA FROM THE ABOVE CHART.

The Fund's investment policy allows the portfolio to hold up to 30% of total assets in foreign denominated securities, preferreds, convertibles, private placements, and below investment grade debt securities. As of quarter end, the Fund held 23.4% of its assets in these categories, up from that held three months prior, with 22.5% of the portfolio below investment grade in terms of credit rating. Borden, Inc. (BB+ rated) remained the largest below investment grade holding. The company, which produces packaged food, adhesives, and housewares, represented 1.7% of the total portfolio. The quality breakdown for the portfolio is shown in the pie chart above.

Before expenses, the investment grade portion of the portfolio, including mortgages, returned -1.6%. The below investment grade (high yield) portion of the portfolio had a total return before expenses of -0.13% for the quarter. The high yield portion benefited from strong demand in high yield securities and insufficient supply.

Limited Share Repurchases

The Fund is authorized to repurchase a limited number of shares of the Fund's common stock from time to time when the shares are trading at less than 95% of their NAV. Repurchases are limited to a number of shares each calendar quarter approximately equal to the number of new shares issued under the Fund's Dividend Reinvestment and Cash Purchase Plan with respect to income earned for the second preceding calendar quarter. There were 14,000 shares repurchased during the second quarter of 1999, representing 0.14% of the outstanding shares of the Fund. Up to 14,002 shares may be repurchased during the third quarter of 1999.

Year 2000 Readiness

Like other registered investment companies and financial business organizations worldwide, the Fund could be adversely affected if computer systems on which the Fund relies, which primarily include those used by the Fund's adviser, its affiliates, or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 issue (Y2K Issue). Failure to successfully address the Y2K Issue could result in interruptions to and other material adverse effects on the Fund's business and operations such as problems with calculating net asset value. The adviser has commenced a review of the Year 2000 issue as it may affect the Fund and is taking steps it believes are reasonably designed to address the Y2K Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Y2K Issue will not have an adverse effect on the companies whose securities are held by the Fund or on global markets or economies generally. To the extent that the impact on a fund holding or on markets or economies is negative it could seriously affect the Fund's performance. The foregoing is a Year 2000 readiness disclosure under the Year 2000 Information and Readiness Disclosure Act.

Dividend Reinvestment and Cash Purchase Option

The Fund maintains an optional Dividend Reinvestment and Cash Purchase Plan (the "Plan") for the automatic reinvestment of your dividends and capital gains distributions in the shares of the Fund. This Plan also allows you to make additional cash investments in Fund shares. We recommend that you consider enrolling in the Plan to build your investments. State Street Bank and Trust Company is the Fund's Plan Agent, and the Plan's features are described beginning on page 21 of this report.

Annual Meeting Results

At the July 8, 1999 annual meeting, the shareholders elected the five directors which appeared in your proxy statement. The selection of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ending December 31, 1999 was ratified. Shareholders also approved the continuance of the management and investment advisory agreement between the Fund and Scudder Kemper Investments. Please see the table entitled "Stockholder Meeting Results" on page 24 for more detailed information about the votes cast at the annual meeting.

At the July 8, 1999 Board meeting, James C. Van Horne was re-elected Chairman of the Board and Kristin L. Bradbury and Almond G. Goduti were appointed as Vice Presidents.

Portfolio Management Team

On July 30, 1999, the Fund announced that Kelly D. Babson, Kristin L. Bradbury, and Almond G. Goduti were named co-lead portfolio managers. All three are senior portfolio managers in the Global Bond Group of Scudder Kemper Investments. Ms. Bradbury has been a member of the Fund's portfolio management team since 1995 and Mr. Goduti has been a member since 1998. Steven A. Wohler, who had been lead portfolio manager since 1988, retired from Scudder Kemper Investments effective July 30.

Thank you for being a shareholder.
Sincerely,

/s/John T. Packard                               /s/Kelly D. Babson
John T. Packard                                  Kelly D. Babson
President                                        Co-Lead Portfolio Manager

/s/Almond G. Goduti                              /s/Kristin L. Bradbury
Almond G. Goduti                                 Kristin L. Bradbury
Co-Lead Portfolio Manager                        Co-Lead Portfolio Manager

--------------------------------------------------------------------------------
This report is sent to stockholders of Montgomery Street Income Securities, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

Your Fund is a closed-end diversified management investment company registered under the Investment Company Act of 1940, investing and reinvesting its assets in a portfolio of selected securities. The Fund's primary investment objective is to seek as high a level of current income as is consistent with prudent investment risks, from a diversified portfolio primarily of debt securities. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT POLICIES

Investment of your Fund is guided by the following principal investment policies:

At least 70% of total assets must be invested in: straight debt securities (other than municipal securities) rated within the four highest grades assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation; bank debt of comparable quality; U.S. government or agency securities; commercial paper; cash; cash equivalents; or Canadian government, provincial, or municipal securities (not in excess of 25% of total assets).

Up to 30% of total assets (the "30% basket") may be invested in U.S. or foreign securities that are straight debt securities, whether or not rated, convertible securities, preferred stocks, or dividend-paying utility company common stock.

Not more than 25% of total assets may be invested in securities of any one industry (neither utility companies as a whole nor finance companies as a whole are considered an "industry" for the purposes of this limitation).

Not more than 5% of total assets may be invested in securities of any one issuer, other than U.S. government or agency securities.

The Fund may invest money pursuant to repurchase agreements so long as the Fund is initially wholly secured with collateral consisting of securities in which the Fund can invest under its investment objectives and policies. In addition, investment in repurchase agreements must not, at the time of any such loan, be as a whole more than 20% -- and be as to any one borrower more than 5% -- of the Fund's total assets.

The Fund may loan portfolio securities so long as the Fund is continuously secured by collateral at least equal to the market value of the securities loaned. In addition, loans of securities must not, at the time of any such loan, be as a whole more than 10% of the Fund's total assets.

The Fund may borrow funds to purchase securities, provided that the aggregate amount of such borrowings may not exceed 30% of the Fund's assets (including aggregate borrowings), less liabilities (excluding such borrowings).

The Fund may enter into forward foreign currency sale contracts to hedge portfolio positions, provided, among other things, that such contracts have a maturity of one year or that at the time of purchase, the Fund's obligations under such contracts do not exceed either the market value of portfolio securities denominated in the foreign currency or 15% of the Fund's total assets.

Subject to adoption of Board guidelines, the Fund may enter into interest rate futures contracts and purchase or write options on interest rate futures contracts, provided, among other things, that the Fund's obligations under such instruments may not exceed the market value of the Fund's assets not subject to the 30% basket.

SCHEDULE OF INVESTMENTS
June 30, 1999 (Unaudited)

                                                                               Principal     Market
                                                                              Amount ($)    Value ($)
-----------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 0.1%
(under 1 year)

        American Express Capital Corp., 5.25%, 7/6/1999 (Cost $230,000) ....     230,000     230,000
                                                                                          ----------
-----------------------------------------------------------------------------------------------------

INTERMEDIATE-TERM BONDS -- 44.1%
(1 - 8 years)

U.S. Treasury Obligations -- 3.4%
        U.S. Treasury Bond, 9.375%, 2/15/2006 ..............................   2,000,000   2,370,320
        U.S. Treasury Note, 5.625%, 2/15/2006 ..............................   3,000,000   2,955,000
        U.S. Treasury Note, 6.25%, 2/15/2007 ...............................   1,500,000   1,528,365
                                                                                          ----------
                                                                                           6,853,685
                                                                                          ----------
Collaterized Mortgage Obligations -- 1.9%
        First Union-Lehman Brothers-Bank of America , Series 1998-C2, 6.28%,
          6/18/2007 (d) ....................................................   3,905,083   3,844,829
                                                                                          ----------
Consumer Discretionary -- 1.0%
  Hotels & Casinos
        Harrah's Operating Co., Inc., 7.875%, 12/15/2005 ...................   2,000,000   1,930,000
                                                                                          ----------
Consumer Staples -- 3.8%
  Food & Beverage
        Bass America Inc., 6.625%, 3/1/2003 (d) ............................   4,000,000   3,992,040
        The Great Atlantic & Pacific Tea Company, Inc., 7.7%, 1/15/2004 ....   3,825,000   3,750,068
                                                                                          ----------
                                                                                           7,742,108
                                                                                          ----------
Communications -- 4.1%
  Cellular Telephone -- 1.1%
        ComCast Cellular Holdings Corp., 9.5%, 5/1/2007 (d) ................   2,000,000   2,240,000
                                                                                          ----------
  Telephone/Communications -- 3.0%
        AT&T Capital Corp., 6.875%, 1/16/2001 ..............................   3,000,000   3,001,260
        WorldCom, Inc., 6.4%, 8/15/2005 ....................................   3,000,000   2,934,900
                                                                                          ----------
                                                                                           5,936,160
                                                                                          ----------
Durables -- 1.5%
  Automobiles
        Lear Corp., 7.96%, 5/15/2005 .......................................   3,000,000   2,909,940
                                                                                          ----------
Energy -- 4.3%
  Oilfield Services/Equipment -- 1.5%
        Petroleum Geo-Services, 7.5%, 3/31/2007 ............................   3,000,000   2,993,280
                                                                                          ----------
  Oil & Gas Production -- 2.8%
        Belden & Blake Corp., 9.875%, 6/15/2007 ............................   2,000,000   1,520,000


    The accompanying notes are an integral part of the financial statements.


                                                                       Principal     Market
                                                                       Amount ($)*   Value ($)
-----------------------------------------------------------------------------------------------

        Conoco Inc., 5.9%, 4/15/2004 ................................   2,000,000   1,951,560
        Louis Dreyfus Natural Gas Corp. senior note, 9.25%, 6/15/2004   2,000,000   2,125,000
                                                                                   ----------
                                                                                    5,596,560
                                                                                   ----------
Financial -- 7.2%
  Banks -- 3.5%
        Capital One Bank, 6.57%, 1/27/2003 (d) ......................   3,000,000   2,939,700
        Wachovia Corp., 6.7%, 6/21/2004 .............................   4,000,000   4,001,360
                                                                                   ----------
                                                                                    6,941,060
                                                                                   ----------
  Consumer Finance -- 1.5%
        Ford Motor Credit Co., 7.5%, 1/15/2003 (d) ..................   3,000,000   3,092,790
                                                                                   ----------
  Real Estate -- 2.2%
        GS Escrow Corp., 7%, 8/1/2003 ...............................   3,000,000   2,900,625
        ProLogis Trust (REIT), 7.05%, 7/15/2006 .....................   1,500,000   1,444,530
                                                                                   ----------
                                                                                    4,345,155
                                                                                   ----------
Manufacturing -- 2.2%
  Diversified Manufacturing
        Lyondell Chemical Co., 9.625%, 5/1/2007 .....................   1,400,000   1,428,000
        TRW, Inc., 6.625%, 6/1/2004 .................................   3,000,000   2,935,560
                                                                                   ----------
                                                                                    4,363,560
                                                                                   ----------
Media -- 3.1%
  Cable Television
        Charter Communication Holdings LLC, 8.25%, 4/1/2007 .........   2,500,000   2,381,250
        TCI-Communications, Inc., 8%, 8/1/2005 ......................   3,500,000   3,681,685
                                                                                   ----------
                                                                                    6,062,935
                                                                                   ----------
Service Industries -- 6.6%
  Environmental Services -- 0.7%
        Allied Waste North America, 7.375%, 1/1/2004 ................   1,500,000   1,410,000
                                                                                   ----------
  Miscellaneous Commercial Services -- 3.0%
        Cendant Corp., 7.75%, 12/1/2003 (d) .........................   3,000,000   3,037,830
        Comdisco Inc., 6%, 1/30/2002 (d) ............................   3,000,000   2,957,790
                                                                                   ----------
                                                                                    5,995,620
                                                                                   ----------
  Investments -- 2.9%
        Lehman Brothers Holdings, Inc., 7.25%, 10/15/2003 ...........   3,000,000   3,015,510
        Merrill Lynch & Co., 5.71%, 1/15/2002 .......................   2,750,000   2,712,298
                                                                                   ----------
                                                                                    5,727,808
                                                                                   ----------
Transportation -- 2.5%
  Airlines
        Continental Airlines Inc., 9.5%, 12/15/2001 .................   2,000,000   2,072,740
        Northwest Airlines Corp., 8.52%, 4/7/2004 ...................   3,000,000   2,906,430
                                                                                   ----------
                                                                                    4,979,170
                                                                                   ----------

    The accompanying notes are an integral part of the financial statements.


                                                                                   Principal       Market
                                                                                  Amount ($)*     Value ($)
------------------------------------------------------------------------------------------------------------

Utilities -- 2.5%
  Electric Utilities
        CalEnergy Co., Inc, 7.23%, 9/15/2005 ....................................    2,000,000    1,980,000
        Niagara Mohawk Power Corp., 7.25%, 10/1/2002 ............................    3,000,000    3,015,000
                                                                                                 ----------
                                                                                                  4,995,000
                                                                                                 ----------
        TOTAL INTERMEDIATE-TERM BONDS (Cost $90,069,992) ........................                87,959,660
                                                                                                 ----------
------------------------------------------------------------------------------------------------------------
LONG-TERM BONDS -- 62.8%
(over 8 years)

U.S. Government Pass-Thru -- 20.6%
        Federal Home Loan Mortgage Corp., 7%, 7/15/2029 (c) .....................    7,500,000    7,442,579
        Federal National Mortgage Association, 6.5%, 7/1/2029 (c) ...............   14,000,000   13,545,000
        Government National Mortgage Association Pass-thru, 7.5%
          with various maturities to 11/15/2027 (b) (d) .........................   19,880,680   20,066,962
                                                                                                 ----------
                                                                                                 41,054,541
                                                                                                 ----------
Asset Backed -- 3.3%
        Greentree Financial Corp., senior subordinated pass-thru certificate,
          Series 1993-4 B1, 7.2%, 1/15/2019 (d) .................................    6,765,104    6,577,214
Collaterized Mortgage Obligation -- 2.3%
        DLJ Commercial Mortgage Corp., Series 1998-CG1 A1A, 6.11%,
          12/10/2007 (d).........................................................    4,696,616    4,561,587
                                                                                                 ----------
Communications -- 5.9%
  Telephone/Communications
        AT&T Corp., 6%, 3/15/2009 ...............................................    2,000,000    1,879,580
        Intermedia Communications, Inc., 8.875%, 11/1/2007 ......................    2,000,000    1,895,000
        Level 3 Communications, 9.125%, 5/1/2008 ................................    2,000,000    1,975,000
        McLeodUSA Inc., 8.125%, 2/15/2009 .......................................    2,500,000    2,312,500
        Sprint Capital Corp., 6.375%, 5/1/2009 ..................................    4,000,000    3,800,000
                                                                                                 ----------
                                                                                                 11,862,080
                                                                                                 ----------
Consumer Discretionary -- 2.5%
  Hotels & Casinos 1.0%
        Royal Caribbean International, senior note, 7%, 10/15/2007 ..............    2,000,000    1,935,780
                                                                                                 ----------
  Restaurants 1.5%
        Tricon Global Restaurants, 7.65%, 5/15/2008 (d) .........................    3,000,000    2,985,000
                                                                                                 ----------
Consumer Staples -- 1.9%
  Food & Beverage
        Borden Inc., debenture, 9.2%, 3/15/2021 .................................    4,000,000    3,787,640
                                                                                                 ----------
Energy -- 7.2%
  Oil & Gas Production -- 5.9%
        Apache Corp., 7.7%, 3/15/2026 ...........................................    3,310,000    3,285,142


    The accompanying notes are an integral part of the financial statements.

                                                                      Principal       Market
                                                                      Amount ($)*     Value ($)
-----------------------------------------------------------------------------------------------
        Canadian Forest Oil Ltd., 8.75%, 9/15/2007 ..............     2,000,000     1,930,000
        Louisiana Land & Exploration Co., 7.65%, 12/1/2023 ......     3,000,000     2,972,160
        Unocal Corp., 9.4%, 2/15/2011 ...........................     3,000,000     3,456,750
                                                                                  -----------
                                                                                   11,644,052
                                                                                  -----------
  Oilfield Services/Equipment -- 1.3%
        Transocean Offshore, Inc., 8%, 4/15/2027 ................     2,500,000     2,601,450
                                                                                  -----------
Financial -- 5.9%
  Banks -- 4.4%
        Bank United Capital Trust, 10.25%, 12/31/2026 ...........     1,500,000     1,425,000
        Bank United Corp., 8%, 3/15/2009 ........................     2,000,000     1,904,280
        CoreStates Bank, 8%, 12/15/2026 .........................     2,500,000     2,486,500
        Royal Bank of Scotland, 7.375%, 4/29/2049 ...............     3,000,000     2,914,500
                                                                                  -----------
                                                                                    8,730,280
                                                                                  -----------
  Real Estate -- 1.5%
        ERP Operating L.P. Note, 7.57%, 8/15/2026 (d) ...........     3,000,000     3,013,350
                                                                                  -----------
Manufacturing -- 0.7%
  Diversified Manufacturing
        United Defense Industries, Inc., 8.75%, 11/15/2007 ......     1,500,000     1,458,750
                                                                                  -----------
Media -- 7.6%
  Broadcasting and Entertainment -- 0.9%
        Paramount Communications, Inc., 7.5%, 7/15/2023 .........     2,000,000     1,847,280
                                                                                  -----------
  Cable Television -- 4.4%
        Cablevision Systems Corp., senior note, 7.875%, 2/15/2018     2,500,000     2,379,650
        Chancellor Media Corp., 8%, 11/1/2008 ...................     2,000,000     1,960,000
        Time Warner Inc., debenture, 9.125%, 1/15/2013 (d) ......     4,000,000     4,528,240
                                                                                  -----------
                                                                                    8,867,890
                                                                                  -----------
  Print Media -- 2.3%
        News America Holdings Inc., 9.25%, 2/1/2013 (d) .........     4,000,000     4,496,520
                                                                                  -----------
Service Industries -- 2.2%
  Environmental Services -- 1.5%
        USA Waste Services Inc., 7.125%, 12/15/2007 .............     3,000,000     2,878,530
                                                                                  -----------
  Investments -- 0.7%
        Merrill Lynch & Co., Inc., 6%, 2/17/2009 ................     1,500,000     1,385,700
                                                                                  -----------
Technology -- 1.4%
  Military Electronics
        Raytheon Co, 6.15%, 11/1/2008 ...........................     3,000,000     2,832,270
                                                                                  -----------
Utilities -- 1.3%
  Natural Gas Distributors
        ANR Pipeline Co., debenture, 9.625%, 11/1/2021 ..........     2,000,000     2,442,100
                                                                                  -----------
        TOTAL LONG-TERM BONDS (Cost $127,817,627) ...............                 124,962,014
                                                                                  -----------
-----------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.


                                                                                                             Market
                                                                                                 Shares      Value ($)
-----------------------------------------------------------------------------------------------------------------------

PREFERRED STOCK 0.9%

        Walden Residential Properties Inc. (Cost $2,000,000) ...........................         80,000       1,730,000
                                                                                                            -----------
-----------------------------------------------------------------------------------------------------------------------

WARRANTS -- 0.0%

        Walden Residential Properties, Inc. Warrants (expire 1/1/2002) .................         80,000          18,400
                                                                                                            -----------
-----------------------------------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCK -- 1.0%

        United Dominion Realty Trust Inc. "A" (REIT), 9.25%, 4/24/2000 (Cost $2,000,000)         80,000       1,975,000
                                                                                                            -----------
-----------------------------------------------------------------------------------------------------------------------

        TOTAL INVESTMENT PORTFOLIO -- 108.9% (Cost $222,117,619) (a) ...................                    216,875,074
        OTHER ASSETS AND LIABILITIES, NET -- (8.9%) ....................................                    (17,754,517)
                                                                                                            -----------
        NET ASSETS -- 100.0% ...........................................................                    199,120,557
                                                                                                            ===========
-----------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $222,117,619. At June 30, 1999, net unrealized depreciation for all securities based on tax cost was $5,242,545. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,416,619 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $6,659,164.

(b)      Effective maturities will be shorter due to prepayments.

(c)      Mortgage dollar roll

(d) At June 30, 1999, these securities and pools, in part or in whole, have been segregated to cover mortgage dollar rolls.


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1999 (Unaudited)


ASSETS
   Investments, at market (identified cost $222,117,619) ...............                       $ 216,875,074
   Cash ................................................................                                 154
   Interest and dividends receivable ...................................                           4,129,931
   Other assets ........................................................                              39,832
                                                                                              --------------
                                                            Total Assets                         221,044,991
                                                                                              --------------

LIABILITIES
   Payables for investments purchased --
      mortgage dollar roll .............................................   $  21,705,000
   Accrued management fee ..............................................          81,422
   Other payables and accrued expenses .................................         138,012
                                                                          --------------
                                                       Total Liabilities                          21,924,434
                                                                                              --------------
      NET ASSETS, at market value ......................................                         199,120,557
                                                                                              --------------


NET ASSETS

      Net assets consist of:
      Undistributed net investment income ..............................                       $   3,637,390
      Net unrealized appreciation (depreciation) on investments ........                          (5,242,545)
      Accumulated net realized gain (loss) .............................                             113,803
      Paid-in capital ..................................................                         200,611,909
                                                                                              --------------
      NET ASSETS, at market value ......................................                       $ 199,120,557
                                                                                              --------------


Net Asset Value Per Share  ($199,120,557 / 10,273,089 shares of common stock outstanding, $.001 par value, 30,000,000
   shares authorized) ..................................................                           $   19.38
                                                                                                   =========

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 1999 (Unaudited)

INVESTMENT INCOME
   Income:
      Interest .................................................................                  $ 7,410,374
      Dividends ................................................................                      184,500
                                                                                                  -----------
                                                                                                    7,594,874

   Expenses:
      Management and investment advisory fee ...................................   $   489,890
      Directors' fees and expenses .............................................        32,970
      Services to shareholders .................................................        39,271
      Custodian ................................................................         6,994
      Reports to shareholders ..................................................        46,639
      Auditing .................................................................        31,241
      Legal ....................................................................        31,356
      State franchise tax ......................................................           172
      Other ....................................................................        33,127        711,660
                                                                                   -----------    -----------
                                                           Net Investment Income                    6,883,214
                                                                                                  -----------


REALIZED AND  UNREALIZED  GAIN (LOSS) ON  INVESTMENTS
      Net realized  gain (loss) from:
      Investment securities ....................................................                      267,601
                                                                                                  -----------
   Net unrealized appreciation (depreciation) during the period on:
      Investment securities ....................................................                   (9,303,816)
                                                                                                  -----------
   Net gain (loss) on investments ..............................................                   (9,036,215)
                                                                                                  -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS .............................................................                  $(2,153,001)
                                                                                                  ===========

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       Six Months            Year
                                                                          Ended              Ended
                                                                      June 30, 1999      December 31,
INCREASE (DECREASE) IN NET ASSETS                                      (Unaudited)           1998
                                                                    ------------------ ------------------

Operations:
Net investment income .............................................   $   6,883,214    $  13,969,899
Net realized gain (loss) from investment transactions and foreign
   currency related transactions during the period ................         267,601          182,309
Net unrealized appreciation (depreciation) on investments and
   foreign currency related transactions during the period ........      (9,303,816)      (3,515,703)
                                                                      --------------   --------------
Net increase (decrease) in net assets resulting from operations ...      (2,153,001)      10,636,505
                                                                      --------------   --------------
Dividends to shareholders from:
   Net investment income ..........................................      (3,492,893)     (14,027,923)
                                                                      --------------   --------------
   Net realized gains on investment transactions ..................            --           (205,189)
                                                                      --------------   --------------
Fund share transactions:
   Reinvestment of dividends from net investment income ...........         252,108        1,050,337
   Cost of shares redeemed ........................................        (255,089)            --
                                                                      --------------   --------------
Net increase (decrease) in net assets from Fund share
   transactions ...................................................          (2,981)       1,050,337
                                                                      --------------   --------------
Increase (decrease) in net assets .................................      (5,648,875)      (2,546,270)
Net assets at beginning of period .................................     204,769,432      207,315,702
                                                                      --------------   --------------
Net assets at end of period (including undistributed net investment
   income of $3,637,390 and $247,069, respectively) ...............   $ 199,120,557    $ 204,769,432
                                                                      ==============   ==============

Other Information
Increase (decrease) in Fund shares
Shares outstanding at beginning of period .........................      10,273,464       10,219,267
                                                                      --------------   --------------
Shares issued to shareholders in reinvestment of dividends
   from net investment income .....................................          13,627           54,197
Shares redeemed ...................................................         (14,002)            --
                                                                      --------------   --------------
Net increase (decrease) in Fund shares ............................            (375)          54,197
                                                                      --------------   --------------
Shares outstanding at end of period ...............................      10,273,089       10,273,464
                                                                      ==============   ==============

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The following table includes selected data (a) for a share outstanding throughout each period and other performance information derived from the financial statements and market price data.

                                       Six Months
                                          Ended                        Years Ended December 31,
                                       June 30, 1999 --------------------------------------------------------
                                        (Unaudited)      1998       1997        1996       1995        1994
                                       ------------- --------------------------------------------------------
Net asset value, beginning of period ..  $   19.93      $20.29     $19.54      $19.94      $17.72     $20.13
                                         ---------      ------     ------      ------      ------     ------
Income from investment operations:
  Income ..............................        .74        1.51       1.56        1.53        1.57       1.51
  Operating expenses ..................       (.07)       (.14)      (.14)       (.15)       (.14)      (.14)
                                         ---------      ------     ------      ------      ------     ------
  Net investment income ...............        .67        1.37       1.42        1.38        1.43       1.37
  Net realized and unrealized
    gain (loss) .......................       (.88)       (.34)       .77        (.38)       2.19      (2.42)
                                         ---------      ------     ------      ------      ------     ------
Total from investment operations ......       (.21)       1.03       2.19        1.00        3.62      (1.05)
                                         ---------      ------     ------      ------      ------     ------
Less distributions from:
  Net investment income ...............       (.34)      (1.37)     (1.44)      (1.40)      (1.40)     (1.36)
  Net Realized gains from investment
    transactions ......................         --        (.02)        --          --          --         --
                                         ---------      ------     ------      ------      ------     ------
                                              (.34)      (1.39)     (1.44)      (1.40)      (1.40)     (1.36)
                                         ---------      ------     ------      ------      ------     ------
Net asset value, end of period ........     $19.38      $19.93     $20.29      $19.54      $19.94     $17.72
                                         ---------      ------     ------      ------      ------     ------
Per share market value, end of period .     $17.69      $19.75     $19.50      $17.38      $18.00     $15.75
                                         =========      ======     ======      ======      ======     ======
Price  range  on New  York  Stock
  Exchange for each share of Common Stock
  outstanding during the period (Unaudited):
   High ...............................     $19.94      $20.38     $19.94      $19.50      $19.13     $20.25
   Low ................................     $17.69      $18.75     $17.25      $16.75      $15.75     $15.25
Total Investment Return
  Per share market value (%) ..........      (8.80)**     8.74      21.15        4.54       23.69     (13.54)
  Per share net asset value (%) (b) ...       (.97)**     5.46      12.09        6.08       21.78      (4.51)
Ratios and Supplemental Data
Net assets, end of period ($ millions)         199         205        207         198         201        178
Ratio of operating expenses to
  average daily net assets (%) ........        .71*        .70        .71         .76         .73        .71
Ratio of net investment income to
  average daily net assets (%) ........       6.84*       6.83       7.17        7.07        7.45       7.28
Portfolio turnover rate (%) ...........       76.0(c)*    49.8      162.2(c)     92.1        76.4      137.0

-----------------

(a)  Based on monthly average shares outstanding during the period.

(b) Total investment returns reflect changes in net asset value per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value.

(c) The portfolio turnover rates including mortgage dollar roll transactions were 169.0% and 218.1%, for the periods ended June 30, 1999, and December 31, 1997, respectively.

*   Annualized

**  Not annualized

NOTES TO FINANCIAL STATEMENTS

June 30, 1999 (Unaudited)

Note A -- SIGNIFICANT ACCOUNTING POLICIES. Montgomery Street Income Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates.

     Significant accounting policies are summarized as follows:

     Valuation of Investments -- Portfolio debt securities purchased with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market investments purchased with an remaining maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors of the Fund.

     Mortgage Dollar Rolls -- The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is recorded as deferred income and amortized to income over the roll period. The counterparty receives all principal and interest payments, including prepayments, made in respect of the security while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

     Federal Income Taxes -- The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund, accordingly, paid no federal income taxes and no federal income tax provision was required.

     From November 1 through December 31, 1998, the Fund incurred approximately $190,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending December 31, 1999.

     Distribution of Income and Gains -- Distributions of net investment income are made quarterly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. The Fund uses the specific identification method for determining realized gain or loss on investments sold for both financial and federal income tax reporting purposes.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles
     (GAAP). These differences relate primarily to investments in mortgage backed securities and foreign denominated securities. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     Other -- Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Note B -- MANAGEMENT AND INVESTMENT ADVISORY FEE. Under the Fund's Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Fund agrees to pay the Adviser for services rendered, an annual fee, payable monthly, equal to 0.50 of 1% of the value of the net assets of the Fund up to and including $150 million; 0.45 of 1% of the value of the net assets of the Fund over $150 million and up to and including $200 million; and 0.40 of 1% of the value of the net assets of the Fund over $200 million. The Management Agreement also provides that the Adviser will reimburse the Fund for all expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) borne by the Fund in any fiscal year in excess of the sum of one and one-half percent of the first $30 million of average net assets and one percent of average net assets in excess of $30 million. Further, if annual expenses as defined in the Management Agreement exceed 25% of the Fund's annual gross income, the excess will be reimbursed by the Adviser. For the six months ended June 30, 1999, the fees pursuant to the Management Agreement amounted to $489,890, equivalent to an effective annualized rate of 0.49% of the Fund's average monthly net assets.

None of the Directors are affiliated with the Adviser. For the six months ended June 30, 1999, Directors' fees and expenses aggregated $32,970.

Note C -- PURCHASES AND SALES OF INVESTMENTS. For the six months ended June 30, 1999, purchases and sales of investment securities (excluding direct U.S.
government obligations, short-term investments and mortgage dollar roll transactions) aggregated $88,626,018 and $73,196,972, respectively. Purchases and sales of direct U.S. Government obligations aggregated $4,584,141 and $7,432,379, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $121,513,125 and $98,587,969, respectively.

STOCKHOLDER MEETING RESULTS

The Annual Meeting of Stockholders of Montgomery Street Income Securities, Inc. (the "Company") was held on Thursday, July 8, 1999, at the offices of the Company, 101 California Street, Suite 4100, San Francisco, California. The three matters voted upon by Stockholders and the resulting votes for each matter are presented below.

1. The election of five Directors to hold office until the next Annual Meeting or until their respective successors shall have been duly elected and qualified.

        Director:                                                 Number of Votes:
        ---------                                                 ----------------

                                                       For            Withheld        Broker Non-Votes*
                                                       ---            --------        -----------------

John C. Atwater                                     8,110,446          128,067                0

Richard J. Bradshaw                                 8,108,811          129,702                0

Maryellie K. Moore                                  8,109,361          129,152                0

Wendell G. Van Auken                                8,115,330          123,183                0

James C. Van Horne                                  8,108,969          129,544                0

2. Ratification or rejection of the action taken by the Board of Directors in selecting Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 1999.

                                               Number of Votes:
                                               ----------------

            For                      Against                   Abstain               Broker Non-Votes*
            ---                      -------                   -------               -----------------

         8,111,507                   42,341                     84,665                       0

3.   Approval or disapproval of the continuance of the Management and Investment
     Advisory Agreement between the Company and Scudder Kemper Investments, Inc.

                                               Number of Votes:
                                               ----------------

            For                      Against                   Abstain               Broker Non-Votes*
            ---                      -------                   -------               -----------------

         8,040,538                   94,294                    103,681                       0


--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the Company from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN


   All registered stockholders of the Fund's Common Stock are offered the opportunity of participating in a Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Registered stockholders, on request or on becoming registered stockholders, are mailed information regarding the Plan, including a form by which they may elect to participate in the Plan and thereby cause their future net investment income dividends and capital gains distributions to be invested in shares of the Fund's Common Stock. EquiServe is the agent (the "Plan Agent") for stockholders who elect to participate in the Plan.

   If a stockholder chooses to participate in the Plan, the stockholder's dividends and capital gains distributions will be promptly invested, automatically increasing the stockholder's holdings in the Fund. If the Fund declares a dividend or capital gains distributions payable either in cash or in stock of the Fund, the stockholder will automatically receive stock. If the market price per share on the payment date for the dividend (the "Valuation Date") equals or exceeds the net asset value per share, the Fund will issue new shares to the stockholder at the greater of the following on the Valuation Date:
(a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the Valuation Date is less than the net asset value per share, the Fund will issue new shares to the stockholder at the market price per share on the Valuation Date. In either case, for federal income tax purposes the stockholder will be deemed to receive a distribution equal to the market value on the Valuation Date of the new shares issued. If dividends or capital gains distributions are payable only in cash, then the stockholder will receive shares purchased on the New York Stock Exchange or otherwise on the open market. In this event, for federal income tax purposes the amount of the distribution will equal the cash distribution paid. State and local taxes may also apply. All reinvestments are in full and fractional shares, carried to three decimal places.

   Stockholders participating in the Plan can also purchase additional shares quarterly in any amount from $100 to $3,000 (a "Voluntary Cash Investment") by sending in a check together with the cash remittance slip which will be sent with each statement of the stockholder's account. Such additional shares will be purchased on the open market by the Plan Agent. The purchase price of shares purchased on the open market, whether pursuant to a reinvestment of dividends payable only in cash or a Voluntary Cash Investment, will be the average price (including brokerage commissions) of all shares purchased by the Plan Agent on the date such purchases are effected. In addition, stockholders may be charged a service fee in an amount up to 5% of the value of the Voluntary Cash Investment. Although subject to change, stockholders are currently charged $1 for each Voluntary Cash Investment.

   Stockholders may terminate their participation in the Plan at any time and elect to receive dividends and other distributions in cash by notifying the Plan Agent in writing. Such notification must be received not less than 10 days prior to the record date of any distribution. There is no charge or other penalty for such termination. The Plan may be terminated by the Fund or the Plan Agent upon written notice mailed to the stockholders at least 30 days prior to the record date of any distribution. Upon termination, the Fund will issue certificates for all full shares held under the Plan and cash for any fractional share.

   Alternatively, stockholders may request the Plan Agent to sell any full shares and remit the proceeds, less a $2.50 service fee and less brokerage commissions. The sale of shares (including fractional shares) will be a taxable event for federal income tax purposes and may be taxable for state and local tax purposes.

   The Plan may be amended by the Fund or the Plan Agent at any time. Except when required by law, written notice of any amendment will be mailed to stockholders at least 30 days prior to its effective date. The amendment will be deemed accepted unless written notice of termination is received prior to the effective date.

   An investor holding shares in its own name can participate directly in the Plan. An investor holding shares in the name of a brokerage firm, bank or other nominee should contact that nominee, or any successor nominee, to determine whether the nominee can participate in the Plan on the investor's behalf and to make any necessary arrangements for such participation.

   Additional information, including a copy of the Plan and its Terms and Conditions and an enrollment form, can be obtained from the Plan Agent by writing EquiServe, P.O. Box 8209, Boston, MA 02266-8209, or by calling (800) 426-5523.

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